UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 25, 2016

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement

On September 25, 2016, BioPharmX Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Investors”) for the sale by the Company of 1,550,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.60 per share. Concurrently with the sale of the Common Shares, pursuant to the Purchase Agreement the Company also sold warrants to purchase 1,240,001 shares of Common Stock (the “Warrants”). The aggregate gross proceeds for the sale of the Common Shares and Warrants will be approximately $930,000. Subject to certain ownership limitations, the Warrants will be initially exercisable commencing six months from the issuance date at an exercise price equal to $0.75 per share of Common Stock, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable for five years from the initial exercise date. The closing of the sales of these securities under the Purchase Agreement is expected to occur on or about September 29, 2016.

The net proceeds to the Company from the transactions, after deducting the placement agent’s fees and expenses (not including the Wainwright Warrants, as defined below), the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants, are expected to be approximately $817,200. The Company intends to use the net proceeds for working capital and other general corporate purposes.

The Common Shares (but not the Warrants or shares issuable upon exercise of the Warrants) were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-209026), which was filed with the Securities and Exchange Commission (the “SEC”) on January 19, 2016 and subsequently declared effective on February 4, 2016, and a related prospectus.

The Warrants and the shares issuable upon exercise of the Warrants are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Company also entered into an engagement letter (the “Engagement Letter”) on September 24, 2016 with Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as exclusive placement agent for the issuance and sale of the Common Shares and Warrants. The Company has agreed to pay Wainwright an aggregate fee equal to 6% of the gross proceeds received by the Company from the sale of the securities in the transaction. Pursuant to the Engagement Letter, the Company also agreed to grant to Wainwright or its designees warrants to purchase up 46,500 shares representing 3% of the aggregate number of shares of Common Stock placed in the transactions (the “Wainwright Warrants”). The Engagement Letter also provides for compensation to Wainright with respect to any public or private offering or other financing or capital raising transaction that is consummated with investors contacted, or introduced to the Company during the term of the Engagement Letter by Wainright if such financing is consummated within 6 months of the expiration of the term of the Engagement Letter. The Wainwright Warrants have substantially the same terms as the Warrants, except that the Wainwright Warrants will expire on September 25, 2021. The Wainwright Warrants and the shares issuable upon exercise of the Wainwright Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Company will also pay Wainwright a reimbursement for legal fees and expenses of the placement agent in the amount of $12,000.

The forms of the Purchase Agreement and the Warrant, as well as the Engagement Letter, are filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02                   Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Warrants and the Wainwright Warrants is hereby incorporated by reference into this Item 3.02.

Item 7.01      Regulation FD Disclosure

On September 26, 2016, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant

5.1	Legal Opinion of Sichenzia Ross Friedman Ference LLP

10.1	Form of Securities Purchase Agreement

10.2	Engagement Letter between BioPharmX Corporation and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, dated as of September 24, 2016

23.1	Consent of Sichenzia Ross Friedman Ference LLP (included in Exhibit 5.1)

99.1	Press Release issued by BioPharmX Corporation on September 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: September 27, 2016	By:	/s/ Anja Krammer
	Name:	Anja Krammer
	Title:	President